Filed Pursuant to Rule 497(a)

Registration No. 333-189817

Rule 482ad

Apollo Investment Corporation

$350,000,000

5.250% Notes due 2025

PRICING TERM SHEET

February 24, 2015

The following sets forth the final terms of the 5.250% Notes due 2025 and should only be read together with the preliminary prospectus supplement dated February 24, 2015, together with the accompanying prospectus dated September 12, 2014, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Apollo Investment Corporation

Security	5.250% Notes due 2025

Expected Ratings (S&P / Fitch)*	BBB (Negative) / BBB (Stable)

Aggregate Principal Amount Offered	$350,000,000

Trade Date	February 24, 2015

Settlement Date	March 3, 2015 (T+5)

Maturity Date	March 3, 2025

Interest Payment Dates	March 3 and September 3, commencing September 3, 2015

Price to Public (Issue Price)	99.043%

Coupon (Interest Rate)	5.250%

Yield to Maturity	5.375%

Spread to Benchmark Treasury	+ 338.4 basis points

Benchmark Treasury	2.000% due February 15, 2025

Benchmark Treasury Price and Yield	100 – 02 + and 1.991%

Make-Whole Redemption	Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date:

– 100% of the principal amount of the Notes to be redeemed, or

–       the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points.

Minimum Denominations	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP / ISIN	03761UAG1 / US03761UAG13

Joint Book-Running Managers

Barclays Capital Inc.

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

SunTrust Robinson Humphrey, Inc.

BMO Capital Markets Corp.

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

UBS Securities LLC

Co-Managers	Apollo Global Securities, LLC Natixis Securities Americas LLC

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Apollo Investment Corporation before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Apollo Investment Corporation and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Apollo Investment Corporation and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the Preliminary Prospectus may be obtained from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or via phone at 888-603-5847, or by email at Barclaysprospectus@broadridge.com; and Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or via phone at 1-800-831-9146, or by email at prospectus@citi.com.